FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 9, 2020

ENERGY FOCUS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36583	94-3021850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

32000 Aurora Road, Suite B Solon, Ohio		44139
(Address of principal executive offices)		(Zip Code)

(440) 715-1300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	EFOI	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement

Securities Purchase Agreement

On January 9, 2020, Energy Focus, Inc. (the “Company”) entered into a securities purchase agreement with certain institutional accredited investors (the “Purchase Agreement”), pursuant to which the Company agreed to sell, in a registered direct offering, an aggregate of 3,441,803 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at a purchase price of $0.674 per share (the “Offering”). Concurrently with the Offering, and pursuant to the Purchase Agreement, the Company also commenced a private placement whereby it agreed to issue and sell warrants (the “Warrants”) exercisable for an aggregate of 3,441,803 shares of Common Stock (the “Warrant Shares”), which represents 100% of the shares of Common Stock sold in the Offering, for a purchase price of $0.125 per underlying Warrant Share and with an exercise price of $0.674 per Warrant Share (the “Private Placement”). Subject to certain ownership limitations, the Warrants are exercisable upon issuance. The Warrants will expire on the fifth year anniversary of the date of issuance. The Warrants and the Warrants Shares have not been registered with the Securities and Exchange Commission.

The Offering and Private Placement are expected to close on or about January 13, 2020, subject to customary closing conditions.

The 3,441,803 shares of Common Stock sold in the Offering (but not the Warrants or the Warrant Shares) were offered and sold pursuant to a prospectus, dated December 12, 2018, and a prospectus supplement dated January 9, 2020, in connection with a takedown from the Company’s shelf registration statement (“Registration Statement”) on Form S-3 (File No. 333-228255).

The issuance and sale of the Warrants pursuant to the Purchase Agreement and the issuance and sale of the Warrant Shares upon exercise of the Warrants are not being registered under the Securities Act of 1933, as amended (the “Securities Act”), are not being offered pursuant to the Registration Statement and are being offered pursuant to the exemption provided in Section 4(a)(2) under the Securities Act and Regulation D promulgated thereunder.

The Company has agreed to file a registration statement on Form S-3 (or other appropriate form if the Company is not then S-3 eligible) for the resale by the purchasers of the Warrant Shares issued and issuable upon exercise of the Warrants by April 8, 2020. The Company will use commercially reasonable efforts to cause such registration to become effective within 181 days following the closing date of the concurrent private placement, which is expected to occur on January 13, 2020, and to keep such registration statement effective at all times until no purchaser owns any Warrants or Warrant Shares issuable upon exercise thereof.

Engagement Letter

On January 8, 2020, the Company entered into an engagement letter (the “Engagement Letter”) with H.C. Wainwright & Co., LLC (“Wainwright”), pursuant to which Wainwright agreed to serve as exclusive placement agent for the issuance and sale of the shares of Common Stock and Warrants. The Company has agreed to pay Wainwright an aggregate cash fee equal to 7.0% of the gross proceeds received by the Company from the sale of the securities in the Offering and Warrants in the Private Placement. Pursuant to the Engagement Letter, the Company also agreed to grant to Wainwright, or its designees, warrants to purchase up to 7.0% of the aggregate number of shares sold in the Offering (240,926 shares) (each a “Placement Agent Warrant”). The Company also agreed to pay Wainwright $50,000 for non-accountable expenses and up to $12,900 for escrow expenses. The Engagement Letter has indemnity and other customary provisions for transactions of this nature. The Placement Agent Warrants have substantially the same terms as the investor Warrants, except that the exercise price of the Placement Agent Warrants is $0.9988 per share, and the term of the Placement Agent Warrants is five years. The Placement Agent Warrants, and the shares of Common Stock issuable upon exercise thereof, will be issued in reliance on the exemption from registration provided in Section 4(a)(2) under the Securities Act and Regulation D promulgated thereunder.

The foregoing description of the Purchase Agreement, the Warrants, the Engagement Letter and the Placement Agent Warrants are not complete and are qualified in their entirety by references to the full text of the Form of Purchase Agreement, the Form of Warrant, the Engagement Letter and the Form of Placement Agent Warrant which are filed as exhibits to this report and are incorporated by reference herein.

A copy of the opinion of Paul Hastings LLP relating to the validity of the securities issued in the Offering is filed herewith as Exhibit 5.1.

Item 3.02. Unregistered Sales of Equity Securities

The disclosures in Item 1.01 of this Current Report on Form 8-K regarding the Warrants, the Warrant Shares, the Placement Agent Warrants and the shares issuable thereunder are incorporated by reference into this Item 3.02.

Item 7.01 Regulation FD Disclosure

On January 10, 2020, the Company issued a press release announcing the Offering and the Private Placement. A copy of the press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.2 attached hereto, shall be deemed “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

4.1	Form of Warrant

4.2	Form of Placement Agent Warrant

5.1	Opinion of Paul Hastings LLP

10.1	Form of Securities Purchase Agreement, dated as of January 9, 2020, between the Company and each purchaser named in the signature pages thereto

23.1	Consent of Paul Hastings LLP (contained in Exhibit 5.1)

99.1	Engagement Letter, dated as of January 8, 2020, by and between the Company and H.C. Wainwright & Co., LLC

99.2	Press release, dated January 10, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 13, 2020

ENERGY FOCUS, INC.

	By:	/s/ Tod A. Nestor
	Name:	Tod A. Nestor
	Title:	President, Chief Financial Officer and Secretary